FORM 8-K/A
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   July 14, 1997

                     INTERNATIONAL SPEEDWAY CORPORATION
          (Exact name of registrant as specified in its charter)

          FLORIDA                 O-2384               59-0709342
(State or other jurisdiction   (Commission           (I.R.S. Employer
    of incorporation)           File Number)        Identification No.)

1801 WEST INTERNATIONAL SPEEDWAY BOULEVARD, DAYTONA BEACH, FLORIDA 32114
 (Address of principal executive offices)                     (Zip code)

Registrant's telephone number, including area code:   (904) 254-2700

                                 No Change
          (Former name or address, if changed since last report)

This report is an amendment to the Registrant's report on Form 8-K dated July 14, 1997 that was filed with the Securities and Exchange Commission on July 29, 1997 (the "Initial Form 8-K Report"). This amending report contains the required audited financial statements and unaudited pro forma financial information referenced previously in the Initial Form 8-K Report.

 Item 7.Financial Statements and Exhibits.

  (a)Financial statements of businesses acquired. Attached as an exhibit to this amending report on Form 8-K/A are the following:

  PHOENIX INTERNATIONAL RACEWAY, INC.

  Report of Independent Certified Public Accountants
  Financial Statements:
    Combined Balance Sheet at May 31, 1997
    Combined Statement of Income
       for the nine months ended May 31, 1997
    Combined Statement of Shareholders' Equity
       for the nine months ended May 31, 1997
    Combined Statement of Cash Flows
       for the nine months ended May 31, 1997
    Notes to Combined Financial Statements
       for the nine months ended May 31, 1997

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  (b)Pro forma financial information.  Attached as an exhibit to this amending report on Form 8-K/A are the following:

  UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS REFLECTING
  THE BUSINESS COMBINATION OF INTERNATIONAL SPEEDWAY CORPORATION
  AND PHOENIX INTERNATIONAL RACEWAY, INC.

  Description of Unaudited Pro Forma Combined Financial Statements;
  Pro Forma Combined Balance Sheet at May 31, 1997 (Unaudited) and Pro Forma Combined Statements of Operations for the six months ended May 31, 1997 and February 28, 1997 (Unaudited) and for the year ended August 31, 1996 (Unaudited) and Notes thereto.

(c)      Exhibits.

     Exhibit
     Number       Description of Exhibit                    Filing Status

1.     (2)        Asset Purchase Agreement                  previously filed

2.     (99.1)     Press Release announcing acquisition      previously filed

3.     (99.2)     Combined Financial Statements of          filed herewith
                  Phoenix International Raceway, Inc.
                  for the nine months ended May 31, 1997

4.     (99.3)     Unaudited Pro Forma Combined Financial    filed herewith
                  Statements Reflecting the Business
                  Combination of International Speedway
                  Corporation and Phoenix International
                  Raceway, Inc. for the year ended
                  August 31, 1996 and the six months ended
                  May 31, 1997 and February 28, 1997 for
                  ISC and PIR respectively.

                                 SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERNATIONAL SPEEDWAY CORPORATION

Date:       9/29/97                      /s/ James C. France
       ----------------                ----------------------------------
                                        James C. France, President